                                                                    EXHIBIT 99.1

                        TERM SHEET DATED August 19, 1999

                          $2,000,000,000 (Approximate)

--------------------------------------------------------------------------------
                        GREEN TREE FINANCIAL CORPORATION
--------------------------------------------------------------------------------

                         [LOGO OF GREEN TREE FINANCIAL]

--------------------------------------------------------------------------------
          Certificates for Manufactured Housing Contract, Series 1999-5
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                        TERM SHEET DATED August 19, 1999

                        Green Tree Financial Corporation
          Certificates for Manufactured Housing Contract, Series 1999-5
                          $2,000,000,000 (Approximate)
                               Subject to Revision

Seller/Servicer            Green Tree Financial Corporation ("Green Tree")

Trustee                    U.S. Bank Trust National Association

Underwriters               Lehman Brothers Inc. (Lead),
                           J.P. Morgan Securities Inc. (Co), and
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated
                          (Co)

====================================================================================================
                        Amount       Ratings (S&P/Fitch)      WAL at 175% MHP    Exp. Final Maturity
----------------------------------------------------------------------------------------------------
To Call
    A-1              $150,000,000         AAA / AAA                  0.95               07/2001
    A-2               $70,000,000         AAA / AAA                  2.16               04/2002
    A-3              $110,000,000         AAA / AAA                  3.17               08/2003
    A-4              $125,000,000         AAA / AAA                  5.04               03/2006
    A-5              $295,000,000         AAA / AAA                 11.84               06/2016
    A-6              $850,000,000         AAA / AAA                  6.35               06/2016
    M-1              $120,000,000         AA / AA                   10.00               06/2016
    M-2               $70,000,000         A / A                     10.00               06/2016
    B-1               $70,000,000         BBB / BBB                  5.44               10/2006
    B-2              $140,000,000         BBB- / BBB+               12.31               06/2016
To Maturity
    A-5              $295,000,000         AAA / AAA                 12.52               06/2024
    A-6              $850,000,000         AAA / AAA                  6.62               06/2024
    M-1              $120,000,000         AA / AA                   10.49               06/2024
    M-2               $70,000,000         A / A                     10.49               06/2024
    B-2              $140,000,000         BBB- / BBB+               15.23               10/2029
Total Balance      $2,000,000,000
----------------------------------------------------------------------------------------------------


FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.






Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Cut-off Date               July 31, 1999 for a portion of the Pool and August
                           31, 1999 for the remaining portion of the Pool, in each case for contracts other than Subsequent
                           Contracts. For each Subsequent Contract, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Exp. Pricing               August 19, 1999

Exp. Settlement/
Closing Date               September 15, 1999

Legal Final                The Remittance Date in April 2031.

Remittance Date            The 1st day of each month (or if such 1st day is not
                           a business day, the next succeeding business day) commencing on October 1, 1999.

Other Certificates         In addition to the Offered Certificates, the Class C
                           and Class B-3I Certificates will be issued. The Class
                           B-3I Certificates will be interest-only Certificates which are retained by an affiliate of Green Tree, and fully subordinated to the Offered Certificates.

ERISA Subject to the conditions set forth in the Prospectus Supplement, the Class A Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any benefit plan unless such plan delivers an opinion of counsel to the Trustee.

SMMEA The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Prefunding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

Tax Status                 Two separate REMIC Elections will be made with
                           respect to the Trust for federal income tax purposes.

Optional Redemption        Less than 10% of the original pool balance
                           outstanding.

Pre-Funding Account        On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional contracts
                           (the "Subsequent Contracts") during a period (not longer than 90 days) following the Closing Date (the
                           "Pre-Funding Period"). The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A-1 and Class A-6 Certificateholders pro-rata on the next
                           Remittance Date.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Credit Enhancement         Class A:    20.00% subordination (Class M-1, M-2, B-1
                                       and B-2) plus Excess Spread (Class B-3I)

                           Class M-1:  14.00% subordination (Class M-2, B-1 and
                                       B-2) plus Excess Spread (Class B-3I)

                           Class M-2:  10.50% subordination (Class B-1 and B-2)
                                       plus Excess Spread (Class B-3I)

                           Class B-1:  7.00% subordination (Class B-2) plus
                                       Excess Spread (Class B-3I)

                           Class B-2:  Limited Guaranty plus Excess Spread
                                       (Class B-3I)

Distributions              Certificateholders will be entitled to receive on
                           each Remittance Date commencing in October 1999, to the extent that the Amount Available in the Certificate Account (together with, in the case of the Class B-2 Certificates, the Guarantee Payment, as described below) is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount
                           Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in October 1999, all collections in respect of principal on the Contracts received during the related Due
                           Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                           The Amount Available in the Certificate Account with respect to any Distribution Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                           The "Due Period" with respect to all Remittance Dates other than the Remittance Date in October 1999, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                           With respect to the Remittance Date in October 1999, the Due Period is the period from and including August 1, 1999 to and including September 15, 1999.

Interest on the Class A,
Class M-1, Class M-2 and
Class B-1 Certificates     Interest will be distributable first to each class of
                           the Class A Certificates, then to the Class M-1
                           Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-1
                           Adjusted Principal Balance, Class M-2 Adjusted
                           Principal Balance, and Class B-1 Adjusted Principal
                           Balance, as applicable, will accrue from the Settlement Date or from the most recent Remittance
                           Date on which interest has been paid, to but excluding the following Remittance Date.

                           All Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Interest on the Class A,
Class M-1, Class M-2 and
Class B-1 Certificates
(Cont'd) The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                           The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                           The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                           In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

Principal on the Class A,
Class M-1, Class M-2 and
Class B-1 Certificates     The Class A Certificates are divided into two Groups.
                           The Class A Group I is comprised of the Class A-1,
                           A-2, A-3, A-4 and A-5 Certificates. The Class Group
                           II is comprised of the Class A-6 Certificates. The
                           Class A Percentage will be distributed pro-rata among the Class A Group I and Class A Group II
                           Certificates. The portion of the The Class A Group I
                           Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4 and A-5 Certificateholders.

                           The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                           The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Principal on the Class A,
Class M-1, Class M-2 and
Class B-1 Certificates
(Cont'd) The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after October 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 30.00%.

                           The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                           The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                           The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after October 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 21.00%.

                           The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (I) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                           The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or
                           (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the Class B Principal Balance, all as of such Remittance Date.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Principal on the Class A,
Class M-1, Class M-2 and
Class B-1 Certificates
(Cont'd) The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after October 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 15.75%; and (vi) the Class B Principal Balance must not be less than $40,000,000.

Class B-2 Interest         Interest on the outstanding Class B-2 Principal
                           Balance will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance
                           Date.

                           To the extent of (i) the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and
                           (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                           In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

Class B-2 Principal        Except for payments of the Class B-2 Liquidation Loss
                           Amount under the Limited Guarantee, the Class B-2
                           Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied;
                           provided, however, that if the Class A Principal
                           Balance, the Class M-1 Principal Balance, the Class
                           M-2 Principal Balance and the Class B-1 Principal
                           Balance have been reduced to zero, the Class B-2
                           Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2 Principal" in the Prospectus
                           Supplement.

                           On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. Green Tree will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Losses on Liquidated
Contracts                  If Net Liquidation Proceeds from Liquidated Contracts
                           in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                           Contract, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                           Servicing Fee (as long as Green Tree is the
                           Servicer), then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, then the Class
                           M-2 Certificateholders and then the Class M-1
                           Certificateholders, since a portion of the Amount
                           Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                           Certificateholders.






Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

     The information presented below relates to the Initial Contracts, which will represent approximately 39% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

                            The initial contract pOOL

-------------------------------------------------------------------------
Number of Contracts:                                           19,049
Wgt. Avg. Contract Rate:                                        9.86%
Range of Rates:                                          4.0% - 18.0%
Wgt. Avg. Orig. Maturity:                                  317 months
Wgt. Avg. Rem. Maturity:                                   315 months
Avg. Rem Princ. Balance:                                      $40,858
Wgt. Avg. LTV:                                                 88.25%
New/Used:                                               73.9% / 26.1%
Park/Private:                                           31.2% / 68.8%
Single/Double:                                          32.1% / 67.9%
Land/Home:                                                      26.6%
Step Rate:                                                       2.7%
Conventional:                                                    100%
-------------------------------------------------------------------------


                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                                                      % of Contracts by
                                     Number of             Aggregate Principal      Outstanding Principal
       Year of Origination           Contracts             Balance Outstanding             Balance
       -------------------           ---------             -------------------      ---------------------
               1984                         2                     2,229.72                    *
               1985                        80                   224,180.43                   0.03%
               1986                       133                   645,093.49                   0.08%
               1987                       147                 1,336,612.95                   0.17%
               1988                       195                 2,351,306.21                   0.30%
               1989                       153                 2,239,082.94                   0.29%
               1990                        25                   306,196.53                   0.04%
               1991                        20                   215,607.16                   0.03%
               1992                        32                   396,351.97                   0.05%
               1993                        82                 1,318,429.40                   0.17%
               1994                       175                 3,420,780.94                   0.44%
               1995                       310                 6,835,892.68                   0.88%
               1996                       121                 3,167,776.80                   0.41%
               1997                        76                 2,810,894.47                   0.36%
               1998                     1,797                80,586,772.52                  10.35%
               1999                    15,701               672,438,927.80                  86.40%
                                       ------              ---------------                 ------
           Total(1)                    19,049              $778,296,136.01                 100.00%


* Indicates an amount greater than 0.000% but less than 0.005%.

(1) Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                                                          Aggregate Principal        % of Contracts by
                                    Number of                   Balance            Outstanding Principal
           State                    Contracts                 Outstanding                 Balance
           -----                    ---------             -------------------      ---------------------

            NC                          1,879               $87,579,040.73                  11.25%
            TX                          1,630                69,210,112.60                   8.89%
            FL                          1,110                50,161,500.22                   6.45%
            GA                          1,169                48,871,784.17                   6.28%
            MI                          1,712                48,044,406.01                   6.17%
            SC                            996                46,190,973.59                   5.93%
            AL                          1,267                42,602,416.92                   5.47%
       Other States*                    9,286               385,635,901.77                  49.55%
                                       ------              ---------------                 ------
           Total(1)                    19,049              $778,296,136.01                 100.00%

(1) Percentages may not add to 100% due to rounding.


                DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

                                                                                       % of Contracts by
       Original Contract              Number of          Aggregate Principal         Outstanding Principal
      Amount (in Dollars)             Contracts          Balance Outstanding                Balance
      -------------------             ---------          -------------------         ---------------------
     Less than 10,000.01                  521                $3,915,252.79                   0.50%
   10,000.01 - 20,000.00                2,752                37,768,975.29                   4.85%
   20,000.01 - 30,000.00                3,685                90,329,844.49                  11.61%
   30,000.01 - 40,000.00                3,928               135,505,688.68                  17.41%
   40,000.01 - 50,000.00                2,593               115,622,192.43                  14.86%
   50,000.01 - 60,000.00                2,028               110,743,094.72                  14.23%
   60,000.01 - 70,000.00                1,375                88,947,956.47                  11.43%
   70,000.01 - 80,000.00                  796                59,283,494.95                   7.62%
   80,000.01 - 90,000.00                  517                43,746,589.19                   5.62%
  90,000.01 - 100,000.00                  390                36,955,122.32                   4.75%
 100,000.01 - 110,000.00                  174                18,028,841.95                   2.32%
 110,000.01 - 120,000.00                  112                12,784,187.10                   1.64%
 120,000.01 - 130,000.00                   85                10,564,063.48                   1.36%
 130,000.01 - 140,000.00                   36                 4,836,130.51                   0.62%
 140,000.01 - 150,000.00                   20                 2,892,352.79                   0.37%
 150,000.01 - 160,000.00                   17                 2,625,353.41                   0.34%
 160,000.01 - 170,000.00                    7                 1,147,566.23                   0.15%
 170,000.01 - 180,000.00                    1                   174,844.50                   0.02%
 180,000.01 - 190,000.00                    5                   918,358.18                   0.12%
 190,000.01 - 200,000.00                    2                   395,846.91                   0.05%
 200,000.01 - 210,000.00                    1                   207,225.72                   0.03%
 210,000.01 - 220,000.00                    1                   211,986.15                   0.03%
 220,000.01 - 230,000.00                    1                   229,087.05                   0.03%
 230,000.01 - 240,000.00                    2                   462,080.70                   0.06%
                                       ------              ---------------                 ------
                Total(1)               19,049              $778,296,136.01                 100.00%

(1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             INITIAL CONTRACT RATES

                                                                                     % of Contracts by
   Range of Contracts by            Number of            Aggregate Principal       Outstanding Principal
      Contract Rates                Contracts            Balance Outstanding              Balance
   ---------------------            ---------            -------------------       ---------------------
         3.001 - 4.000                      1                  $149,981.95                   0.02%
         4.001 - 5.000                      1                   108,191.40                   0.01%
         5.001 - 6.000                     11                   823,919.57                   0.11%
         6.001 - 7.000                    335                26,288,003.24                   3.38%
         7.001 - 8.000                  1,632               122,302,404.68                  15.71%
         8.001 - 9.000                  2,259               131,066,674.16                  16.84%
        9.001 - 10.000                  4,073               180,952,954.37                  23.25%
       10.001 - 11.000                  3,461               129,645,371.61                  16.66%
       11.001 - 12.000                  3,016                91,280,986.92                  11.73%
       12.001 - 13.000                  2,289                57,349,014.27                   7.37%
       13.001 - 14.000                  1,417                30,045,336.13                   3.86%
       14.001 - 15.000                    375                 6,312,920.82                   0.81%
       15.001 - 16.000                     53                   660,327.48                   0.08%
       16.001 - 17.000                    112                 1,139,307.58                   0.15%
   Greater than 17.000                     14                   170,741.83                   0.02%
                                       ------              ---------------                 ------
              Total(1)                 19,049              $778,296,136.01                 100.00%

(1) Percentages may not add to 100% due to rounding.


       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                                                                       % of Contracts by
         Loan to Value                Number of            Aggregate Principal       Outstanding Principal
             Ratio                    Contracts            Balance Outstanding              Balance
         -------------                ---------            -------------------       ---------------------
           0.01 - 5.00                      3                  $222,073.17                   0.03%
          5.01 - 10.00                      6                   280,633.27                   0.04%
         10.01 - 15.00                      8                   277,397.63                   0.04%
         15.01 - 20.00                     17                   416,278.93                   0.05%
         20.01 - 25.00                     20                   578,325.16                   0.07%
         25.01 - 30.00                     21                   804,455.95                   0.10%
         30.01 - 35.00                     27                   562,797.95                   0.07%
         35.01 - 40.00                     40                 1,161,806.62                   0.15%
         40.01 - 45.00                     72                 2,062,884.79                   0.27%
         45.01 - 50.00                     94                 3,097,649.44                   0.40%
         50.01 - 55.00                    108                 3,663,561.56                   0.47%
         55.01 - 60.00                    154                 6,241,924.70                   0.80%
         60.01 - 65.00                    230                 8,892,467.21                   1.14%
         65.01 - 70.00                    319                13,096,553.91                   1.68%
         70.01 - 75.00                    460                20,617,841.05                   2.65%
         75.01 - 80.00                  1,561                64,164,442.25                   8.24%
         80.01 - 85.00                  1,349                60,649,469.59                   7.79%
         85.01 - 90.00                  6,230               277,170,957.28                  35.61%
         90.01 - 95.00                  5,864               244,697,914.42                  31.44%
        95.01 - 100.00                  2,466                69,636,701.13                   8.95%
                                       ------              ---------------                 ------
              Total(1)                 19,049              $778,296,136.01                 100.00%

(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                                                                     % of Contracts by
                                    Number of            Aggregate Principal       Outstanding Principal
     Months Remaining               Contracts            Balance Outstanding              Balance
     ----------------               ---------            -------------------       ---------------------
            1 - 30                        232                  $843,740.58                   0.11%
           31 - 60                        514                 4,140,273.03                   0.53%
           61 - 90                        526                 6,932,682.91                   0.89%
          91 - 120                      1,203                20,912,664.54                   2.69%
         121 - 150                        681                14,422,710.53                   1.85%
         151 - 180                      1,947                47,049,791.64                   6.05%
         181 - 210                        241                 7,587,377.55                   0.97%
         211 - 240                      2,284                71,761,330.85                   9.22%
         241 - 270                         50                 2,197,482.89                   0.28%
         271 - 300                      1,610                61,112,053.90                   7.85%
         301 - 330                         27                 1,415,731.02                   0.18%
         331 - 360                      9,734               539,920,296.57                  69.37%
                                       ------              ---------------                 ------
          Total(1)                     19,049              $778,296,136.01                 100.00%

(1) Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            PREPAYMENT SENSITIVITIES

                          75% MHP             125% MHP            175% MHP            250% MHP            300% MHP
                        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
                       ---------------     ---------------    ----------------     ---------------    ----------------
To Call
A-1                     1.71     12/02      1.21     01/02      0.95     07/01      0.72     02/01      0.62     12/00
A-2                     3.95     06/04      2.77     01/03      2.16     04/02      1.64     09/01      1.42     05/01
A-3                     5.89     12/06      4.12     11/04      3.17     08/03      2.38     08/02      2.06     03/02
A-4                     9.46     08/11      6.74     04/08      5.04     03/06      3.49     12/03      2.98     04/03
A-5                    19.01     03/24     14.94     02/20     11.84     06/16      8.49     06/12      6.94     08/10
A-6                    10.63     03/24      8.10     02/20      6.35     06/16      4.57     06/12      3.78     08/10
M-1                    15.84     03/24     12.24     02/20     10.00     06/16      8.31     06/12      7.53     08/10
M-2                    15.84     03/24     12.24     02/20     10.00     06/16      8.31     06/12      7.53     08/10
B-1                     9.28     10/11      6.62     06/08      5.44     10/06      5.04     12/05      4.87     08/05
B-2                    19.17     03/24     15.10     02/20     12.31     06/16      9.94     06/12      8.87     08/10
To Maturity
A-5                    19.47     08/28     15.60     02/27     12.52     06/24      9.05     10/19      7.40     03/17
A-6                    10.81     08/28      8.36     02/27      6.62     06/24      4.79     10/19      3.97     03/17
M-1                    16.16     08/28     12.69     02/27     10.49     06/24      8.85     10/19      8.08     03/17
M-2                    16.16     08/28     12.69     02/27     10.49     06/24      8.85     10/19      8.08     03/17
B-2                    20.59     10/29     17.45     10/29     15.23     10/29     12.97     10/29     11.70     10/29


(1) The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date:

                          Aggregate Principal          Wtd Avg             Wtd Avg             Wtd Avg
     Months Remaining     Balance Outstanding       Original Term      Remaining Term       Contract Rate
     ----------------     -------------------       -------------      --------------       -------------
         0 to 120            $50,150,865.63              104                 104                12.277%
        121 to 180           113,746,712.28              175                 175                12.015%
        181 to 240           136,145,150.47              238                 238                11.514%
        241 to 300           102,708,150.74              300                 300                11.492%
        301 to 360           818,952,984.87              360                 360                10.045%
                          -----------------              ---                 ---                ------
           Total          $1,221,703,863.99              314                 314                10.605%




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.